UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
May 4, 2022

URBAN EDGE PROPERTIES
(Exact name of Registrant as specified in its charter)

Maryland	001-36523	47-6311266
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

888 Seventh Avenue
New York	NY	10019
(Address of Principal Executive offices) (Zip Code)

Registrant’s telephone number including area code:	(212)	956-2556

Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Urban Edge Properties

Title of class of registered securities	Trading symbol	Name of exchange on which registered
Common shares of beneficial interest, par value $0.01 per share	UE	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 4, 2022, Urban Edge Properties, a Maryland real estate investment trust (the “Company”, “Urban Edge”, “our” or “us”), held its 2022 Annual Meeting of Shareholders (the “Meeting”). As of March 7, 2022, the record date for shareholders entitled to vote at the Meeting, there were 117,429,657 common shares of beneficial interest, par value $0.01 per share (the “Shares”), outstanding and entitled to vote. Of the Shares entitled to vote at the Meeting, 109,695,729, or approximately 93.41%, of the Shares were present or represented by proxy. There were four matters presented and voted on. Set forth below is a brief description of each matter voted on and the voting results with respect to each such matter.

Proposal 1. Election of eight nominees to serve on the Board of Trustees (the “Board”) until the Company’s annual meeting of shareholders in 2023 and until their successors are duly elected and qualify. In accordance with the voting results listed below, shareholders elected as trustees each of Messrs. Olson, Grapstein, Guttman, Jenkins, O’Shea, Roth and Sesler, and Ms. Givens to serve until the 2023 annual meeting and until their successors are duly elected and qualify.

Nominee	For	Against	Abstain	Broker Non-Votes
Jeffrey S. Olson	100,445,368	2,988,491	3,669,425	2,592,445
Susan L. Givens	107,045,679	42,090	15,515	2,592,445
Steven H. Grapstein	80,862,890	25,751,675	488,719	2,592,445
Steven J. Guttman	106,772,512	315,060	15,712	2,592,445
Norman K. Jenkins	106,431,322	656,338	15,624	2,592,445
Kevin P. O'Shea	106,751,175	338,638	13,471	2,592,445
Steven Roth	86,788,748	20,299,278	15,258	2,592,445
Douglas W. Sesler	101,397,430	5,690,245	15,609	2,592,445

Proposal 2. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. In accordance with the voting results listed below, shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2022.

	For	Against	Abstain	Broker Non-Votes
Votes Cast	109,099,974	559,403	36,352	-

Proposal 3. Non-binding advisory resolution to approve the compensation of the Company’s named executive officers as disclosed in the proxy statement. In accordance with the voting results listed below, shareholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement.

	For	Against	Abstain	Broker Non-Votes
Votes Cast	99,742,877	7,125,716	234,691	2,592,445

Proposal 4. Non-binding advisory resolution to determine the frequency of future advisory votes on the compensation of the Company’s named executive officers. In accordance with the voting results listed below, shareholders approved, on a non-binding advisory basis, the Board’s recommendation to hold an annual advisory vote on executive compensation.

	1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
Votes Cast	104,678,406	4,877	2,187,349	232,652	2,592,445

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 5, 2022	By:	/s/ Robert C. Milton III
Robert C. Milton III, Executive Vice President and General Counsel